NEWS RELEASE

FORWARD AIR CORPORATION REPORTS THIRD QUARTER 2019 RESULTS
Reports record third quarter financial results, including revenue, operating income, earnings per share and EBITDA

Reports record year-to-date financial results, including revenue, earnings per share, cash from operating activities and free cash flow

GREENEVILLE, Tenn.- (BUSINESS WIRE) - October 24, 2019 - Forward Air Corporation (NASDAQ:FWRD) today reported financial results for the three and nine months ended September 30, 2019.
Revenue for the three months ended September 30, 2019 increased 9.1% to $361.7 million from $331.4 million for the same period of 2018. Income from operations was $30.7 million compared to $29.9 million in the prior year period. Net income during the three months ended September 30, 2019 was $22.2 million compared to $22.3 million in the same period of 2018. Net income per diluted share for the three months ended September 30, 2019 was $0.78 compared to $0.76 in the prior year period.
Revenue for the nine months ended September 30, 2019 increased 6.7% to $1,028.9 million from $964.3 million for the same period of 2018. Income from operations was $86.0 million compared to $87.0 million in the prior year period. Net income during the nine months ended September 30, 2019 was $62.9 million compared to $64.4 million for the same period of 2018. Net income per diluted share for the nine months ended September 30, 2019 was $2.19 compared to $2.18 for the same period of 2018.
For the three months ended September 30, 2019, the Company generated $46.0 million of cash flow from operations compared to $46.9 million for the same period in 2018. For the nine months ended September 30, 2019, the Company generated $117.7 million of cash flow from operations compared to $113.8 million for the same period of 2018.
Earnings before interest, taxes, depreciation and amortization ("EBITDA") was $41.2 million for the three months ended September 30, 2019 compared to $40.2 million for the same period of 2018. Free cash flow was $36.3 million for the three months ended September 30, 2019 compared to $31.3 million in the prior year period.
EBITDA was $118.0 million for the nine months ended September 30, 2019 compared to $118.3 million for the same period of 2018. Free cash flow was $92.7 million for the nine months ended September 30, 2019 compared to $85.5 million in the prior year period.
EBITDA and free cash flow are non-GAAP financial measures and reconciliations of these non-GAAP financial measures are provided in the attached financial tables.
Tom Schmitt, Chairman, President and CEO, commenting on third quarter results said, “Our growth strategies drove our record third quarter results.  Consolidated revenues grew 9.1% while consolidated operating income grew 10.1% before considering the net impact of a $2.5 million increased vehicle reserve recorded during the quarter.”
Commenting on the Company’s third quarter results, Michael J. Morris, CFO, said, “Our third quarter earnings per share of $0.78 was at the high end of our guidance range, and reflected a $0.06 per share net impact of an increased vehicular reserve for unfavorable development of claims previously disclosed on June 21, 2019.”  Regarding the Company’s fourth quarter 2019 guidance, Mr. Morris said, “We expect fourth quarter year-on-year revenue growth to be 6% to 10% and net income per diluted share to be between $0.90 and $0.94 in the fourth quarter of 2019. This compares to $0.95 in the fourth quarter of 2018, which benefited from a low book tax rate of 20.0%.”
On October 22, 2019, our Board of Directors declared a quarterly cash dividend of $0.18 per share of common stock.  The dividend is payable to shareholders of record at the close of business on November 21, 2019 and is expected to be paid on December 6, 2019.
This quarterly dividend is made pursuant to a cash dividend policy approved by the Board of Directors, which anticipates a total annual dividend of $0.72 for the full year 2019, payable in quarterly increments of $0.18 per share of common stock.  The actual declaration of future cash dividends, and the establishment of record and payment dates, is subject to final determination by the Board of Directors each quarter after its review of the Company’s financial performance and position.

Review of Financial Results

Forward Air will hold a conference call to discuss third quarter 2019 results on Friday, October 25, 2019 at 9:00 a.m. EDT. The Company’s conference call will be available online on the Investor Relations portion of the Company’s website at www.forwardaircorp.com, where investors can easily find or navigate to pertinent information about us, or by dialing (800) 230-1059. A replay of the conference call will be available on the Investor Relations portion of the Company’s website at www.forwardaircorp.com beginning shortly after completion of the live call.

About Forward Air Corporation
Forward Air keeps your business moving forward by providing services within four business segments: Expedited LTL (provides expedited regional, inter-regional and national LTL services, including local pick-up and delivery, shipment consolidation/deconsolidation, warehousing, final mile solutions and customs brokerage by utilizing a comprehensive national network of terminals); Intermodal (provides first-and last-mile high-value drayage services both to and from seaports and railheads, dedicated contract and Container Freight Station warehouse and handling services); Truckload Premium Services (provides expedited truckload brokerage, dedicated fleet services, as well as high-security and temperature-controlled logistics services); and Pool Distribution (provides high-frequency handling and distribution of time sensitive product to numerous destinations within a specific geographic region). For more information, visit our website at www.forwardaircorp.com.

Forward Air Corporation
Consolidated Statements of Comprehensive Income
(In thousands, except per share data)
(Unaudited)

	Three months ended		Nine months ended
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Operating revenue:
Expedited LTL	$210,060	$188,507	$594,336	$551,342
Intermodal	58,347	50,545	163,000	148,275
Truckload Premium Services	45,458	47,942	137,239	142,982
Pool Distribution	50,962	47,280	141,952	133,256
Eliminations and other operations	(3,164)	(2,899)	(7,636)	(11,530)
Operating revenue	361,663	331,375	1,028,891	964,325

Operating expenses:
Purchased transportation	163,606	155,451	462,744	450,833
Salaries, wages and employee benefits	87,259	76,028	243,899	217,682
Operating leases	20,521	18,671	60,021	54,640
Depreciation and amortization	10,528	10,295	32,036	31,346
Insurance and claims	10,930	9,203	33,531	26,442
Fuel expense	6,105	5,634	17,642	16,786
Other operating expenses	32,025	26,214	93,045	79,612
Total operating expenses	330,974	301,496	942,918	877,341
Income (loss) from operations:
Expedited LTL	25,896	23,724	72,332	71,023
Intermodal	6,900	7,321	18,326	16,333
Truckload Premium Services	606	1,673	2,137	3,348
Pool Distribution	1,867	735	4,685	3,695
Other operations	(4,580)	(3,574)	(11,507)	(7,415)
Income from operations	30,689	29,879	85,973	86,984

Other expense:
Interest expense	(761)	(472)	(1,916)	(1,327)
Other, net	1	(1)	(1)	(2)
Total other expense	(760)	(473)	(1,917)	(1,329)
Income before income taxes	29,929	29,406	84,056	85,655
Income tax expense	7,734	7,077	21,124	21,289
Net income and comprehensive income	$22,195	$22,329	$62,932	$64,366

Net income per share:
Basic	$0.78	$0.76	$2.20	$2.18
Diluted	$0.78	$0.76	$2.19	$2.18

Dividends per share:	$0.18	$0.15	$0.54	$0.45

Expedited LTL Segment Information
(In millions)
(Unaudited)

	Three months ended
	September 30,	Percent of	September 30,	Percent of		Percent
	2019	Revenue	2018	Revenue	Change	Change
Operating revenue	$210.1	100.0%	$188.5	100.0%	$21.6	11.5%

Operating expenses:
Purchased transportation	95.5	45.5	88.6	47.0	6.9	7.8
Salaries, wages and employee benefits	47.9	22.8	41.6	22.1	6.3	15.1
Operating leases	11.1	5.3	10.3	5.5	0.8	7.8
Depreciation and amortization	5.2	2.5	5.6	3.0	(0.4)	(7.1)
Insurance and claims	4.0	1.9	3.9	2.1	0.1	2.6
Fuel expense	1.8	0.9	1.6	0.8	0.2	12.5
Other operating expenses	18.7	8.9	13.2	7.0	5.5	41.7
Total operating expenses	184.2	87.7	164.8	87.4	19.4	11.8
Income from operations	$25.9	12.3%	$23.7	12.6%	$2.2	9.3%

Expedited LTL Operating Statistics

	Three months ended
	September 30,	September 30,	Percent
	2019	2018	Change

Business days	64	63	1.6%

Tonnage
Total pounds ¹	613,812	636,831	(3.6)
Pounds per day ¹	9,591	10,108	(5.1)

Shipments
Total shipments ¹	977	1,003	(2.6)
Shipments per day ¹	15.3	15.9	(4.1)

Weight per shipment	628	635	(1.1)

Revenue per hundredweight	$27.65	$26.56	4.1
Revenue per hundredweight, ex fuel	23.23	22.31	4.1

Revenue per shipment	$176	$171	2.9
Revenue per shipment, ex fuel	148	144	2.8

Network revenue from door-to-door shipments as a percentage of network revenue [2,3]	40.7%	35.3%	15.3%

¹ In thousands
[2] Door-to-door shipments include all shipments with a pickup and/or delivery
[3] Network revenue is comprised of all revenue, including linehaul, pickup and/or delivery, and fuel surcharge revenue, excluding accessorial and final mile revenue

Intermodal Segment Information
(In millions)
(Unaudited)

	Three months ended
	September 30,	Percent of	September 30,	Percent of		Percent
	2019	Revenue	2018	Revenue	Change	Change
Operating revenue	$58.3	100.0%	$50.5	100.0%	$7.8	15.4%

Operating expenses:
Purchased transportation	21.0	36.0	19.3	38.2	1.7	8.8
Salaries, wages and employee benefits	14.2	24.4	10.9	21.6	3.3	30.3
Operating leases	4.3	7.4	4.0	7.9	0.3	7.5
Depreciation and amortization	2.6	4.5	1.5	3.0	1.1	73.3
Insurance and claims	1.8	3.1	1.4	2.8	0.4	28.6
Fuel expense	2.2	3.8	1.6	3.2	0.6	37.5
Other operating expenses	5.3	9.1	4.5	8.9	0.8	17.8
Total operating expenses	51.4	88.2	43.2	85.5	8.2	19.0
Income from operations	$6.9	11.8%	$7.3	14.5%	$(0.4)	(5.5)%

Intermodal Operating Statistics

	Three months ended
	September 30,	September 30,	Percent
	2019	2018	Change

Drayage shipments	84,230	75,981	10.9%
Drayage revenue per shipment	$597	$574	4.0
Number of locations	21	19	10.5%

Truckload Premium Services Segment Information
(In millions)
(Unaudited)

	Three months ended
	September 30,	Percent of	September 30,	Percent of		Percent
	2019	Revenue	2018	Revenue	Change	Change
Operating revenue	$45.5	100.0%	$47.9	100.0%	$(2.4)	(5.0)%

Operating expenses:
Purchased transportation	34.5	75.8	35.8	74.7	(1.3)	(3.6)
Salaries, wages and employee benefits	4.3	9.5	4.7	9.8	(0.4)	(8.5)
Operating leases	0.4	0.9	0.1	0.2	0.3	300.0
Depreciation and amortization	1.2	2.6	1.5	3.1	(0.3)	(20.0)
Insurance and claims	1.3	2.9	1.2	2.5	0.1	8.3
Fuel expense	0.7	1.5	0.7	1.5	—	—
Other operating expenses	2.5	5.5	2.2	4.6	0.3	13.6
Total operating expenses	44.9	98.7	46.2	96.5	(1.3)	(2.8)
Income from operations	$0.6	1.3%	$1.7	3.5%	$(1.1)	(64.7)%

Truckload Premium Services Operating Statistics

	Three months ended
	September 30,	September 30,	Percent
	2019	2018	Change

Total Miles ¹	19,813	19,197	3.2%
Empty Miles Percentage	7.7%	8.5%	(9.4)
Tractors (avg)	391	291	34.4
Miles per tractor per week [2]	2,006	2,317	(13.4)

Revenue per mile	$2.21	$2.37	(6.8)
Cost per mile	$1.79	$1.88	(4.8)%

¹ In thousands
[2] Calculated using Company-employed driver and owner-operator miles

Pool Distribution Segment Information
(In millions)
(Unaudited)

	Three months ended
	September 30,	Percent of	September 30,	Percent of		Percent
	2019	Revenue	2018	Revenue	Change	Change
Operating revenue	$51.0	100.0%	$47.3	100.0%	$3.7	7.8%

Operating expenses:
Purchased transportation	15.5	30.4	14.3	30.2	1.2	8.4
Salaries, wages and employee benefits	19.0	37.3	17.5	37.0	1.5	8.6
Operating leases	4.7	9.2	4.2	8.9	0.5	11.9
Depreciation and amortization	1.5	2.9	1.7	3.6	(0.2)	(11.8)
Insurance and claims	1.3	2.5	1.3	2.7	—	—
Fuel expense	1.5	2.9	1.6	3.4	(0.1)	(6.3)
Other operating expenses	5.6	11.0	6.0	12.7	(0.4)	(6.7)
Total operating expenses	49.1	96.3	46.6	98.5	2.5	5.4
Income from operations	$1.9	3.7%	$0.7	1.5%	$1.2	171.4%

Pool Operating Statistics

	Three months ended
	September 30,	September 30,	Percent
	2019	2018	Change

Cartons ¹	25,692	22,218	15.6%
Revenue per carton	$1.98	$2.13	(7.0)
Terminals	30	28	7.1%

¹ In thousands

Forward Air Corporation
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)
	September 30, 2019	December 31, 2018
Assets
Current assets:
Cash and cash equivalents	$34,824	$25,657
Accounts receivable, net	157,494	156,359
Other current assets	23,393	19,066
Total current assets	215,711	201,082

Property and equipment	438,656	413,900
Less accumulated depreciation and amortization	217,813	204,005
Total property and equipment, net	220,843	209,895
Operating lease right-of-use assets	158,977	—
Goodwill and other acquired intangibles:
Goodwill	220,423	199,092
Other acquired intangibles, net of accumulated amortization	130,038	113,661
Total goodwill and other acquired intangibles, net	350,461	312,753
Other assets	34,641	36,485
Total assets	$980,633	$760,215

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$32,599	$34,630
Accrued expenses	51,412	39,784
Other current liabilities	7,049	—
Current portion of debt and finance lease obligations	1,578	309
Current portion of operating lease obligations	47,137	—
Total current liabilities	139,775	74,723

Debt and finance lease obligations, less current portion	72,738	47,335
Operating lease obligations, less current portion	112,553	—
Other long-term liabilities	51,316	47,739
Deferred income taxes	43,106	37,174

Shareholders’ equity:
Common stock	279	285
Additional paid-in capital	221,629	210,296
Retained earnings	339,237	342,663
Total shareholders’ equity	561,145	553,244
Total liabilities and shareholders’ equity	$980,633	$760,215

Forward Air Corporation
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three months ended
	September 30, 2019	September 30, 2018
Operating activities:
Net income	$22,195	$22,329
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	10,528	10,295
Change in fair value of earn-out liability	890	(455)
Share-based compensation	2,762	2,847
Loss on disposal of property and equipment, net	1,098	120
Provision for loss (recovery) on receivables	197	(509)
Provision for revenue adjustments	963	1,092
Deferred income tax expense	2,653	2,182
Changes in operating assets and liabilities
Accounts receivable	(3,939)	3,345
Prepaid expenses and other current assets	511	(1,241)
Income taxes	(374)	(1,765)
Accounts payable and accrued expenses	8,483	8,615
Net cash provided by operating activities	45,967	46,855

Investing activities:
Proceeds from disposal of property and equipment	829	1,150
Purchases of property and equipment	(10,504)	(16,738)
Acquisition of business, net of cash acquired	(12,000)	(3,737)
Other	—	(9)
Net cash used in investing activities	(21,675)	(19,334)

Financing activities:
Payments of finance lease obligations	(391)	(77)
Proceeds from senior credit facility	10,000	—
Proceeds from exercise of stock options	785	2,570
Payments of cash dividends	(5,088)	(4,385)
Repurchase of common stock (repurchase program)	(9,289)	(16,820)
Cash settlement of share-based awards for tax withholdings	(262)	—
Net cash used in financing activities	(4,245)	(18,712)
Net increase in cash	20,047	8,809
Cash at beginning of period	14,777	20,102
Cash at end of period	$34,824	$28,911

Forward Air Corporation
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Nine months ended
	September 30, 2019	September 30, 2018
Operating activities:
Net income	$62,932	$64,366
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	32,036	31,346
Change in fair value of earn-out liability	890	(455)
Share-based compensation	9,006	7,525
Loss (gain) on disposal of property and equipment, net	1,010	(14)
Provision for loss (recovery) on receivables	828	(52)
Provision for revenue adjustments	2,243	2,921
Deferred income tax expense	5,931	6,676
Changes in operating assets and liabilities
Accounts receivable	(4,206)	(3,386)
Prepaid expenses and other current assets	(4,473)	(4,880)
Income taxes	(2,556)	(3,193)
Accounts payable and accrued expenses	14,090	12,991
Net cash provided by operating activities	117,731	113,845

Investing activities:
Proceeds from disposal of property and equipment	2,101	5,989
Purchases of property and equipment	(27,102)	(34,344)
Acquisition of business, net of cash acquired	(39,000)	(3,737)
Other	—	(356)
Net cash used in investing activities	(64,001)	(32,448)

Financing activities:
Payments of finance lease obligations	(528)	(228)
Proceeds from senior credit facility	20,000	—
Proceeds from exercise of stock options	2,063	3,682
Payments of cash dividends	(15,421)	(13,213)
Repurchase of common stock (repurchase program)	(47,906)	(44,985)
Proceeds from common stock issued under employee stock purchase plan	261	237
Cash settlement of share-based awards for tax withholdings	(3,032)	(1,872)
Net cash used in financing activities	(44,563)	(56,379)
Net increase in cash	9,167	25,018
Cash at beginning of period	25,657	3,893
Cash at end of period	$34,824	$28,911

Forward Air Corporation Reconciliation of U.S. GAAP and Non-GAAP Financial Measures

The Company reports its financial results in accordance with GAAP (also referred to herein as “reported”). However, the Company also uses “non-GAAP financial measures” that are derived on the basis of methodologies other than in accordance with GAAP. Specifically, the Company believes that meaningful analysis of its financial performance in 2019 and 2018 requires an understanding of the factors underlying that performance, including an understanding of items that are non-operational. Management uses these non-GAAP financial measures in making financial, operating, compensation and planning decisions and in evaluating the Company’s performance.

This press release contains the following non-GAAP financial measures on a consolidated basis: earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the three and nine months ended September 30, 2019 and 2018; operating income growth before considering the net impact of increased vehicle reserve for the three months ended September 30, 2019; and free cash flow for the three and nine months ended September 30, 2019 and 2018. The Company believes that including these items will assist investors in understanding its core operating performance and allow for more accurate comparisons of results, as they eliminate the impact of investing activities.

The Company believes that EBITDA improves comparability from period to period by removing the impact of its capital structure (interest and financing expenses), asset base (depreciation and amortization), tax impacts and other adjustments as set out in the attached tables. The Company believes that excluding the increased vehicle reserve is useful to investors because it provides a view of the Company's operating income excluding the effects of a significant non-operation cost. The Company believes that free cash flow is an important measure of its ability to repay maturing debt or fund other uses of capital that it believes will enhance stockholder value.

Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with GAAP. Non-GAAP financial information does not represent a comprehensive basis of accounting. As required by the Securities and Exchange Act of 1933 and the rules and regulations promulgated thereunder, the tables below present, for the periods indicated, a reconciliation of the Company's presented non-GAAP financial measures to the most directly comparable GAAP financial measures.

Forward Air Corporation
Reconciliation to U.S. GAAP
(In thousands)
(Unaudited)

	Three months ended		Nine months ended
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Net income	$22,195	$22,329	$62,932	$64,366
Interest expense and other, net	760	473	1,917	1,329
Income tax expense	7,734	7,077	21,124	21,289
Depreciation and amortization	10,528	10,295	32,036	31,346
EBITDA	$41,217	$40,174	$118,009	$118,330

	Three months ended		Nine months ended
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Net cash provided by operating activities	$45,967	$46,855	$117,731	$113,845
Proceeds from disposal of property and equipment	829	1,150	2,101	5,989
Purchases of property and equipment	(10,504)	(16,738)	(27,102)	(34,344)
Free cash flow	$36,292	$31,267	$92,730	$85,490

The following table summarizes supplemental guidance information that management believes to be useful.

Forward Air Corporation
Additional Guidance Data
(In thousands, except per share data)
(Unaudited)

Three months ended
Actual	September 30, 2019
Net income	$22,195
Income allocated to participating securities	(236)
Numerator for diluted income per share - net income	$21,959

Fully diluted share count	28,082
Diluted earnings per share	$0.78

Projected	Full year 2019
Projected tax rate	25.5%

Projected capital expenditures, net	$30,500

Projected	December 31, 2019
Projected year end fully diluted share count	28,100

Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward-looking statements included in this press release relate to expected fourth quarter 2019 financial growth, including revenue growth and net income per diluted shares, full year 2019 projected tax rate, share count, capital expenditures and the declaration of dividends.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. The following is a list of factors, among others, that could cause actual results to differ materially from those contemplated by the forward-looking statements: economic factors such as recessions, inflation, higher interest rates and downturns in customer business cycles, the creditworthiness of our customers and their ability to pay for services rendered, the availability and compensation of qualified independent owner-operators and freight handlers as well as contracted, third-party carriers needed to serve our customers’ transportation needs, the inability of our information systems to handle an increased volume of freight moving through our network, changes in fuel prices, our inability to maintain our historical growth rate because of a decreased volume of freight or decreased average revenue per pound of freight moving through our network, loss of a major customer, increasing competition and pricing pressure, our ability to secure terminal facilities in desirable locations at reasonable rates, our inability to successfully integrate acquisitions, claims for property damage, personal injuries or workers’ compensation, enforcement of and changes in governmental regulations, environmental and tax matters, insurance matters, the handling of hazardous materials and the risks described in our Annual Report on Form 10-K for the year ended December 31, 2018.

Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SOURCE: Forward Air Corporation

Forward Air Corporation
Michael J. Morris, 404-362-8933
mmorris@forwardair.com